UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Commission File Number 000-26299

Date of report (Date of earliest event reported): December 17, 2007

ARIBA, INC.

(Exact name of registrant as specified in its charter)

Delaware	77-0439730
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

807 11th Avenue

Sunnyvale, California 94089

(Address of principal executive offices)

(650) 390-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K of Ariba, Inc. (the “Company” or “Ariba”) is filed to amend Item 9.01 of Ariba’s Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on December 17, 2007, for the purpose of including the financial information required under Item 9.01.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

The financial statements of Procuri, Inc. required by Item 9.01(a) on Form 8-K are included in Item 9.01(d) Exhibits.

(b)	PRO FORMA FINANCIAL INFORMATION

The accompanying unaudited pro forma condensed combined consolidated statement of operations of Ariba and Procuri gives effect to the acquisition of Procuri as if it had occurred on October 1, 2006, and reflects the unaudited pro forma condensed results of operations of Procuri for the twelve months ended September 30, 2007 combined with the unaudited pro forma condensed results of operations of Ariba for the year ended September 30, 2007. These unaudited pro forma condensed combined consolidated statements of operations, including notes thereto, are based on each entity’s respective historical financial statements and notes thereto, which are included herein or are otherwise publicly available. These unaudited pro forma condensed combined consolidated statements of operations, including notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the Company’s audited consolidated financial statements and notes thereto, together with management’s discussion and analysis of financial condition and results of operations, presented in the Company’s Annual Report on Form 10-K for the year ended September 30, 2007 filed on November 15, 2007 with the Securities and Exchange Commission (“SEC”) and the Company’s unaudited quarterly financial statements for the quarter ended December 31, 2007 filed on February 6, 2008 with the SEC.

The unaudited pro forma statement of operations of Procuri included in the pro forma statements have been adjusted to conform the fiscal periods of Procuri to those of the Company. The unaudited pro forma condensed combined consolidated statements of operations are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations that would have actually been reported had the acquisition occurred as of October 1, 2006 for statement of operations purposes, nor are they necessarily indicative of the future financial position or results of operations of the combined companies.

The unaudited pro forma condensed combined consolidated statements of operations include adjustments, which are based upon preliminary estimates, to reflect the allocation of purchase consideration to the acquired assets and liabilities of Procuri, before any integration or restructuring adjustments and to conform to the Company’s statement of operations classification of certain expenses. The pro forma adjustments are based upon information and assumptions available at the time of the filing of this report. The unaudited pro forma condensed combined consolidated statements of operations do not include the realization of cost savings from operating efficiencies, synergies or restructurings that may result from the acquisition.

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

OF ARIBA, INC. AND PROCURI, INC.

FOR THE YEAR ENDED SEPTEMBER 30, 2007

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Historical
	Ariba, Inc. Year Ended September 30, 2007	Procuri, Inc Year Ended September 30, 2007	Adjustments		Pro Forma
Revenues:
License	$18,215	$—	$—		$18,215
Subscription and Maintenance	140,606	23,327	—		163,933
Services and other	142,846	5,121	—		147,967

Total Revenues	301,667	28,448	—		330,115
Cost of Revenues:
License	1,697	—	—		1,697
Subscription and Maintenance	32,709	716	—		33,425
Services & other	112,918	4,010	3,272	C	120,200
Amortization of acquired core technology	14,074	3,183	(3,183)	A	19,624
			5,550	B

Total Cost of Revenues	161,398	7,909	5,639		174,946

Gross Profit	140,269	20,539	(5,639)		155,169

Operating Expenses:
Sales and Marketing	93,904	12,059	—		105,963
Research and Development	51,159	6,566	(3,272)	C	54,453
General and Administrative	39,780	4,802	—		44,582
Other income - Softbank	(13,564)	—	—		(13,564)
Amortization of other intangibles	525	990	(990)	A	1,025
			500	B
Restructuring and lease abandonment costs	(4,194)	—	—		(4,194)
Depreciation	—	890	—		890

Total Operating Expenses	167,610	25,307	(3,762)		189,155
Income (Loss) from Operations	(27,341)	(4,768)	(1,877)		(33,986)
Other Income, net	14,301	(1,086)	(2,888)	D	11,429
			1,102	E

Net income (loss) before income taxes and minority interest	(13,040)	(5,854)	(3,663)		(22,557)
Provision for (Benefit from) Income Taxes	1,937	—	—		1,937

Net Income (loss)	$(14,977)	$(5,854)	$(3,663)		$(24,494)

Pro Forma net income (loss) per share - basic & diluted	$(0.21)				$(0.33)

Weighted average shares - basic	70,106		4,010	F	74,116

See accompanying notes to Ariba and Procuri unaudited pro forma condensed combined consolidated statements of operations.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS OF ARIBA, INC. AND PROCURI, INC.

(A)	To eliminate Procuri amortization of intangible assets included in the identified intangible assets associated with the acquisition of Procuri.

(B)	To record amortization of identified intangible assets associated with the acquisition of Procuri over the estimated period of benefit of two to five years.

The identifiable intangible assets preliminarily consist of:

Identified Intangible Assets	Fair Value (in thousands)	Estimated Useful Life (years)	Estimated Annual Amortization (in thousands)	Statements of Operations Classification
Existing technology	$2,900	2	$1,450	Cost of revenue
Customer contracts and related customer relationships	24,600	6	$4,100	Cost of revenue
Trade name / trademarks	600	2	$300	Operating expense
Non-competition agreements	400	2	$200	Operating expense

	$28,500

Incremental goodwill associated with the acquisition of Procuri is estimated to be approximately $83 million.

(C)	To conform to Ariba’s accounting policy with regard to the classification of certain costs.

(D)	To eliminate interest income earned on cash applied in the purchase.

(E)	To eliminate interest expense associated with Procuri outstanding debt and related warrant costs that was paid off as part of the purchase consideration.

(F)	Pro forma basic net loss per share for the year ended September 30, 2007 is computed by dividing the pro forma net loss for the period by the weighted average number of common shares outstanding. The adjustment to historical weighted average shares outstanding results from inclusion of actual shares issued in conjunction with the acquisition, as if such shares were outstanding from October 1, 2006.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press release of Ariba, Inc. dated December 17, 2007*

99.2	Financial statements of Procuri, Inc. as of December 31, 2006 and 2005 and for each of the two years in the period ended December 31, 2006 and unaudited financial statements as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006.

*	Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

ARIBA, Inc.

Dated: February 28, 2008	By:	/s/ JAMES W. FRANKOLA
James W. Frankola
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press release of Ariba, Inc. dated December 17, 2007*

99.2	Financial statements of Procuri, Inc. as of December 31, 2006 and 2005 and for each of the two years in the period ended December 31, 2006 and unaudited financial statements as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006.

*	Previously filed.